Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
PMC Core Fixed Income Fund and
PMC Diversified Equity Fund
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated April 23, 2024
to the Summary Prospectuses, Prospectus and Statement of Additional Information
dated December 29, 2023

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Envestnet Asset Management, Inc. (the “Adviser”), the investment adviser to the PMC Core Fixed Income Fund and PMC Diversified Equity Fund (each, a “Fund,” and collectively, the “Funds”), determined to close and liquidate each of the Funds. The Board concluded that it would be in the best interests of each Fund and its shareholders that each Fund be closed to new purchases, except for purchases made through an automatic investment program or the reinvestment of any distributions, as of the close of business on April 30, 2024 (the “Closing Date”) and liquidated as a series of the Trust effective as of the close of business on May 31, 2024 (the “Liquidation Date”).

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which each Fund will be liquidated. Pursuant to the Plan and in anticipation of each Fund’s liquidation, each Fund will be closed to new purchases, except for purchases made through an automatic investment program or a purchase exception that is approved by Trust officers, effective as of the close of business on the Closing Date, after which each Fund’s assets may be entirely invested in money market instruments or held in cash. Accordingly, each Fund will no longer pursue its investment objective and principal investment strategy. However, any distributions declared to shareholders of a Fund after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the respective Fund unless a shareholder specifically requests that such distributions be paid in cash. Although each Fund will be closed to new purchases as of the Closing Date, you may continue to redeem your shares of a Fund until the Liquidation Date, as described in “How to Redeem Shares” in the Funds’ Prospectus.

Pursuant to the Plan, if a Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the respective Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, the liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. If your IRA account is held directly with a Fund, you must notify the Fund’s transfer agent by telephone at (866) PMC-7338 prior to May 31, 2024, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds. If a Fund does not receive a response prior to May 31, 2024, your investment in the respective Fund will be liquidated as an age-based distribution with 10% federal withholding on May 31, 2024. Please also note that state withholding may also apply. You should consult with your tax advisor on the consequences of the redemption to you.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Funds at (866) PMC-7338.

Please retain this Supplement with your Summary Prospectus,
Prospectus, and SAI for reference.